UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-42403	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1452 Hughes Rd., Ste 200 Grapevine, Texas	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858-344-4375

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	ACOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Alpha Cognition Inc. (the “Company”) granted equity awards under the Company’s 2025 Stock and Incentive Plan to its named executive officers.

Mr. Michael McFadden, the Company’s Chief Executive Officer, was granted (i) 190,549 restricted stock units (“RSUs”) that vest on 1/3 on January 9, 2027, 1/3 on January 9, 2028 and 1/3 on January 9, 2029; (ii) 177,576 stock options (“Stock Options”) that vest 1/3 on January 9, 2027 and the remainder to vest in equal installments quarterly thereafter; and (iii) 76,220 performance share units vesting at the end of the two-year period based on the Company’s closing stock price equaling or exceeding the applicable price level for at least twenty (20) trading days within any rolling thirty (30) consecutive trading-day period, as reported on the principal securities exchange on which the shares are listed, as follows: 19,550 common shares - $12.00; 38,110 common shares - $18.00; 57,165 common shares - $24.00; and 76,220 common shares - $28.00.

Ms. Lauren D’Angelo, the Company’s Chief Operating Officer, was granted (i) 137,195 RSUs that vest on 1/3 on January 9, 2027, 1/3 on January 9, 2028 and 1/3 on January 9, 2029; and (ii) 106,545 Stock Options that vest 1/3 on January 9, 2027 and the remainder to vest in equal installments quarterly thereafter.

Mr. Henry Du, the Company’s Interim Chief Financial Officer and VP Finance and Accounting, was granted was granted (i) 20,579 RSUs that vest on 1/3 on January 9, 2027, 1/3 on January 9, 2028 and 1/3 on January 9, 2029; and (ii) 15,982 Stock Options that vest 1/3 on January 9, 2027 and the remainder to vest in equal installments quarterly thereafter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer
Dated: January 15, 2026